Exhibit 99.1

FOR IMMEDIATE RELEASE

MetroCity Bankshares, Inc. Completes Acquisition of First IC Corporation

DORAVILLE, GA., December 2, 2025 (PR Newswire) – MetroCity Bankshares, Inc. (NASDAQ: MCBS) (“MetroCity”), the holding company for Metro City Bank (the “Bank”), has completed its acquisition of First IC Corporation (OTCEM: FIEB) (“First IC”), the parent company of First IC Bank, both based in Doraville, GA. The acquisition became effective after the close of business on December 1, 2025.

“First IC and MetroCity have long competed with and admired one another and we are pleased to have combined our two organizations to create a better bank for our customers.” said Nack Paek, Chairman and CEO of MetroCity. “This partnership strengthens our competitive position and increases the financial flexibility to continue to build the best bank possible and make a positive impact in the communities we serve.”

With the completion of the acquisition, MetroCity now has approximately $4.8 billion in total assets, $4.0 billion in total loans and $3.6 billion in total deposits, as well as 30 full-service branches and two loan production offices across Alabama, California, Florida, Georgia, New Jersey, New York, Texas and Virginia.

Advisors

Hillworth Bank Partners acted as financial advisor to MetroCity and rendered a fairness opinion to its board of directors. Hunton Andrews Kurth LLP served as legal counsel to MetroCity.

Stephens Inc. acted as financial advisor to First IC and rendered a fairness opinion to its board of directors. Alston & Bird LLP served as legal counsel to First IC.

Contact

Lucas Stewart

MetroCity Bankshares, Inc.

Chief Financial Officer

678-580-6414

lucasstewart@metrocitybank.bank

About MetroCity Bankshares, Inc.

MetroCity Bankshares, Inc., headquartered in Doraville, Georgia, is the bank holding company for Metro City Bank, which operates banking offices across eight states. MetroCity's common stock trades on The NASDAQ Stock Exchange under the symbol “MCBS.” More information about MetroCity is available by visiting the “Investor Relations” section of its website https://www.metrocitybank.bank.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, certain plans, expectations, goals, financial projections, and statements about the benefits of the transaction, and the plans, objectives, expectations and intentions of MetroCity. Such statements reflect the current views of MetroCity with respect to future events and financial performance, and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs, expectations, plans, predictions, forecasts, objectives, assumptions or future events or performance, are forward-looking statements. Forward-looking statements often, but not always, may be identified by words such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

MetroCity cautions that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond MetroCity’s control.

Factors that could cause results to differ materially from those described above can be found in MetroCity’s Annual Report on Form 10-K for the year ended December 31, 2024, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such report, as well as in subsequent SEC filings, each of which is on file with the SEC and available in the “SEC Filings” section of MetroCity’s website, www.metrocitybank.bank/investor-relations/sec-filings, and in other documents MetroCity files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. MetroCity assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.